Exhibit 4.1
                   SECOND AMENDMENT TO CREDIT AGREEMENT
                   ------------------------------------

          This Second Amendment to Credit Agreement (this "Amendment") is entered into as of September 9, 1999, among Wickes Inc. (the "Borrower"), Bank Boston, N.A., as Administrative Agent (the "Agent"), as Issuing Bank and as a Lender, Bank of America, N.A. (formerly NationsBank, N.A.), as Documentation Agent and as a Lender, and the other Lenders set forth on the signature pages hereto.

                            W I T N E S S E T H

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of February 17, 1999 (as previously amended, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement);

          WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


          1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is amended as follows:

          (a) The definition of "Commitment" in Section 1.1 of the Credit Agreement is amended to read as follows:

          Commitment of any Lender shall mean (a) for any date from and including May 15 of each year to and including November 15 of such year, such Lender's Seasonal Commitment, and (b) for any date from and including November 16 of any year to and including May 14 of the following year, such Lender's Non-Seasonal Commitment.


          (b) The definition of "Majority Lenders" in Section 1.1 of the Credit Agreement is amended to read as follows:

          Majority Lenders shall mean, at any time, those Lenders
          (i) then owed or holding in the aggregate at least $102,000,000 of Seasonal Commitments or (ii) if the Commitments are terminated, those Lenders then owed or holding in the aggregate at least fifty-one percent (51%) of the outstanding principal amount of Revolving Loans (or if the Commitments are terminated and no Revolving Loans are outstanding, those Lenders then holding at least fifty-one percent (51%) of the aggregate participation interests in Letters of Credit then outstanding).


          (c) Second 1.1 of the Credit Agreement is amended to add the following defined terms in proper alphabetical order:

          Non-Seasonal Commitment of any Lender shall mean the amount set forth opposite such Lender's name on Annex
          I, as such Annex may be amended from time to time, under the heading "Non-Seasonal Commitment", as such amount may be reduced from time to time pursuant to the terms of this Credit Agreement

          Required Available Amount means (a) for any date from and including May 15 of each year to and including November 15 of such year, $20,000,000 and (b) for any date from and including November 16 of any year to and including May 14 of the following year, $15,000,000.

          Seasonal Commitment of any Lender shall mean the amount set forth opposite such Lender's name on Annex I, as such Annex may be amended from time to time, under the heading "Seasonal Commitment", as such amount may be reduced from time to time pursuant to the terms of this Credit Agreement.


          (d) The definition of "Total Commitments" in Section 1.1 of the Credit Agreement is amended to read as follows:

          Total Commitments shall mean the Commitments of all the Lenders, which shall not exceed (a) $200,000,000 for any date from and including May 15 of each year to and including November 15 of such year, and (b) $160,000,000 for any date from and including November 16 of any year to and including May 14 of the following year.


          (e) Section 2.4(a) of the Credit Agreement is amended by adding the following sentence at the end thereof:

          The amount of Revolving Loans and the amount of each Lender's Proportionate Share of Revolving Loans shall also be computed on each of May 14 and November 15 of each year (which dates shall also be Settlement Dates), to take into account the increase, or decrease, of each Lender's Commitment on such date, and each Lender's Proportionate Share of Revolving Loans shall be adjusted upward or downward, as applicable, on each such Settlement Date.


          (f) Section 8.1 of the Credit Agreement is amended by deleting "$15,000,000" and inserting in its place "the Required Available Amount".


          (g) Annex I is amended and restated to read as set forth on Annex I attached hereto.

          2.     Conditions.   The  effectiveness  of  this  Amendment   is
conditioned on the prior satisfaction of the following conditions:

          (a) Borrower and each other Person listed on the signature pages hereto shall have executed and delivered a counterpart of this Amendment to the Agent;

          (b) Agent shall have received resolutions of the board of directors of Borrower regarding the contents of this Amendment (certified by Borrower's secretary), an opinion of counsel to Borrower regarding the contents of this Amendment and a consent of each guarantor of the Obligations, all in form and substance satisfactory to Agent;

          (c) Each Lender having a Seasonal Commitment in excess of such Lender's Non-Seasonal Commitment shall have received an amended and restated Revolving Note to reflect such Lender's additional Seasonal Commitment; and

          (d) No Default or Event of Default shall exist or will be caused by the consummation of the transactions contemplated hereby.

          3.   Miscellaneous.

          (a) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Massachusetts.

          (b) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

          (c) Reference to Credit Agreement. Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any other Credit Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (d) Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Agent in connection with this Amendment.


          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                           BORROWER:

                           WICKES INC.,
                           a Delaware corporation

                           By   /s/  John Lawrence
                               -------------------
                           Its  Assistant Vice President
                               -------------------------

                           AGENT:

                           BANKBOSTON, N.A.,
                           as Agent

                           By  /s/ Michael J. McDermott
                              -------------------------
                           Its  Managing Director
                              -------------------------

                           DOCUMENTATION AGENT:

                           BANK OF AMERICA, N.A.
                           (formerly NationsBank, N.A.),
                           as Documentation Agent

                           By  /s/  R.J. Walker
                              -----------------
                           Its  Senior Vice President
                              -----------------------

                           ISSUING BANK:

                           BANKBOSTON, N.A.

                           By  /s/ Michael J. McDermott
                              -------------------------
                           Its  Managing Director
                              -------------------------

                           LENDERS:

                           BANKBOSTON, N.A.

                           By  /s/  Michael J. McDermott
                              --------------------------
                           Its  Managing Director
                              --------------------------

                           FOOTHILL CAPITAL CORPORATION

                           By  /s/ Todd Nakamoto
                              -------------------------
                           Its  Vice President
                              -------------------------

                           BANK OF AMERICA, N.A.
                           (formerly NationsBank, N.A.)

                           By  /s/ R.J. Walker
                              -------------------------
                           Its  Senior Vice President
                              -------------------------

                           LASALLE BANK NATIONAL ASSOCIATION

                           By  /s/ John Mostafi
                              -------------------------
                           Its  Senior Vice President
                              -------------------------

                           THE CIT GROUP/BUSINESS CREDIT, INC.

                           By  /s/ Bond Harberts
                              -------------------------
                           Its  Assistant Vice President
                              -------------------------

                           FLEET CAPITAL CORPORATION

                           By  /s/ Art Pesavento
                              -------------------------
                           Its  Vice President
                              -------------------------

                           CONGRESS FINANCIAL CORPORATION
                           (CENTRAL)

                           By  /s/ Brett Mook
                              -------------------------
                           Its  Vice President
                              -------------------------

                           AMERICAN NATIONAL BANK AND TRUST
                           COMPANY OF CHICAGO

                           By  /s/ Donna H. Evans
                              -------------------------
                           Its  Vice President
                              -------------------------



                                  ANNEX I
                      LENDERS AND COMMITMENT AMOUNTS


                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------        -----------     ----------
BANKBOSTON, N.A.                      $30,000,000    $30,000,000

Domestic Lending Office:
100 Federal Street
Boston, Massachusetts  02110

Eurodollar Lending Office:
100 Federal Street
Boston, Massachusetts  02110

Address for Notices:
BankBoston, N.A.
Asset Based Finance
100 Federal Street
Mail Stop MA BOS 01-09-08
Boston, Massachusetts  02110
Attention:  Mark J. Forti
Facsimile:  (617) 434-2309



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
FOOTHILL CAPITAL CORPORATION          $25,000,000    $30,000,000

Domestic Lending Office:
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025

Eurodollar Lending Office:
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025

Address for Notices:
Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025
Attention:  Michael Baronowski
Facsimile:  (310) 479-8952



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
BANK OF AMERICA, N.A. (formerly       $25,000,000    $33,332,000
NationsBank, N.A.)

Domestic Lending Office:
600 Peachtree Street
13th Floor
Atlanta, Georgia  30308

Eurodollar Lending Office:
600 Peachtree Street
13th Floor
Atlanta, Georgia  30308

Address for Notices:
NationsBank, N.A.
600 Peachtree Street
13th Floor
Atlanta, Georgia  30308
Attention:  Robert J. Walker
Facsimile:  (404) 607-6281



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
LASALLE BANK NATIONAL ASSOCIATION $17,500,000 $24,167,000 (formerly LaSalle National Bank)

Domestic Lending Office:
135 South LaSalle Street
Chicago, Illinois  60603

Eurodollar Lending Office:
135 South LaSalle Street
Chicago, Illinois  60603

Address for Notices:
LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Christopher G. Clifford
Facsimile:  (312) 904-6450



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
THE CIT GROUP/BUSINESS CREDIT, INC.   $17,500,000    $24,167,000

Domestic Lending Office:
10 South LaSalle Street
22nd Floor
Chicago, Illinois  60603

Eurodollar Lending Office:
10 South LaSalle Street
22nd Floor
Chicago, Illinois  60603

Address for Notices:
The CIT Group/Business Credit, Inc.
10 South LaSalle Street
22nd Floor
Chicago, Illinois  60603
Attention:  Martha Gay
Facsimile:  (312) 443-0139



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
FLEET CAPITAL CORPORATION             $15,000,000    $15,000,000

Domestic Lending Office:
20800 Swenson Drive
Suite 350
Waukesha, Wisconsin  53186

Eurodollar Lending Office:
20800 Swenson Drive
Suite 350
Waukesha, Wisconsin  53186

Address for Notices:
Fleet Capital Corporation
One North Franklin
Suite 3600
Chicago, Illinois  60606
Attention:  Arthur Pesavento
Facsimile:  (312) 346-6360



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
CONGRESS FINANCIAL CORPORATION        $15,000,000    $21,667,000
(CENTRAL)

Domestic Lending Office:
150 South Wacker Drive
Suite 2200
Chicago, Illinois  60603

Eurodollar Lending Office:
150 South Wacker Drive
Suite 2200
Chicago, Illinois  60603

Address for Notices:
Congress Financial Corporation
(Central)
150 South Wacker Drive
Suite 2200
Chicago, Illinois  60603
Attention:  Brett Mook
Facsimile:  (312) 332-0424



                                      Non-Seasonal     Seasonal
    Name and Address of Lender         Commitment     Commitment
    --------------------------         ----------     ----------
AMERICAN NATIONAL BANK AND TRUST      $15,000,000    $21,667,000
COMPANY OF CHICAGO

Domestic Lending Office:
120 South LaSalle Street
Chicago, Illinois  60603

Eurodollar Lending Office:
120 South LaSalle Street
Chicago, Illinois  60603

Address for Notices:
American National Bank and Trust
   Company of Chicago
120 South LaSalle Street
Chicago, Illinois  60603
Attention:  Donna Evans
Facsimile:  (312) 661-6929

         Total Commitments:          $160,000,000   $200,000,000




                         CONSENT AND REAFFIRMATION


          Each of the undersigned (each, a "Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement; (ii) consents to Borrower's execution and delivery thereof;
(iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower pursuant to the terms of a certain Corporate Guaranty dated February 17, 1999 (the "Guaranty"); and (v) reaffirms that each of the Guaranty and the other Credit Documents executed by it is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

          IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

                           LUMBER TRADEMARK COMPANY

                           By   /s/ James A. Hopwood
                                --------------------
                           Its  Vice President
                                --------------------

                           GLC DIVISION INC.

                           By   /s/ James A. Hopwood
                                --------------------
                           Its  Vice President
                                --------------------